Exhibit 10.27



                                 LOAN AGREEMENT



                             $1,240,000.00 Term Loan



                              Lender: Regions Bank

            Borrower: Pyramid Coach, Inc. and DW Leasing Company, LLC



                             Dated: As of June,2000








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                                 LOAN AGREEMENT

     This Loan Agreement ("Agreement") entered into as of the 1St day of June, 2000, by and between Pyramid Coach, Inc., a Tennessee corporation, ("Pyramid") and DW Leasing Company, LLC, a Mississippi limited liability company ("DW") (Pyramid and DW are both individually and collectively referred to herein as the "Borrower"), and Regions Bank ("Lender"), a banking corporation.

                                   WITNESSETH:

     WHEREAS, Lender has agreed to extend a term loan to Borrower, on certain terms and conditions; and

     WHEREAS, the proceeds of said term loan are to be paid directly to DW to refinance and purchase certain buses, which buses will be managed and leased to third parties by Pyramid; and

     WHEREAS, Pyramid will retain a portion of the resulting lease income for its management fee and remit the remainder to DW, which DW will then use to make loan payments to Lender hereunder; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Lender and Borrower must enter into a comprehensive agreement setting forth the terms and conditions of Borrower's term loan;

     NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

     1.01 Terms Used. As used in this Agreement, the following words have the definitions indicated below unless context clearly requires otherwise:

     (a) Affiliate shall mean with respect to any Person, any other person:(i) which shares common ownership or control to any degree; or (ii) which has an ownership interest or control in the former to any degree. Additionally, in the case of natural Persons, immediate family members shall be deemed Affiliates;

     (b) Business shall mean all of Borrower's assets, both real and personal, tangible and intangible, now existing or hereafter acquired and wherever located and all of Borrower's current and future business operations at all locations and jurisdictions;

     (c)  Business Day means any day on which Lender is open for business;

     (d) Obligations, as used herein, shall mean all present and future debts and other obligations of Borrower to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether or not the advances or events creating such debts or other obligations are presently foreseen; whether such obligations were originally payable to Lender or are acquired by Lender from another person or entity; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured. The Obligations shall specifically include, without limitation, the indebtedness and obligations evidenced by that Promissory Note of even date made by Borrower and payable to the order of Lender in the original principal amount of $1,240,000.00, together with all modifications, amendments, extensions, renewals and increases thereof; and

     (e) Person means any natural person, corporation, partnership, joint venture, association, trust or other legal entity.

     1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, consistently applied.

                                   ARTICLE II

                               TERMS OF TERM LOAN

     2.01 Term Loan. Concurrently with the execution of this Agreement, Lender shall make a term loan (the "Loan") to Borrower on the following terms:

     (a) Amount. The principal indebtedness of Borrower to Lender under the Loan shall be One Million Two Hundred Forty Thousand and No/100 Dollars ($1,240,000.00);

     (b) Interest Rate. The principal amount of the Loan outstanding shall bear interest at the variable rate equal to three hundred basis points, or three percent (3.0%), over the 30 day London Interbank Offered Rate ("LLBOR") as published in The Wall Street Journal under the section entitled "Money Rates", as it may change from time to time; provided, however, at no time will the interest rate be less than seven and one-half percent (7.50%), per annum, nor greater than eleven and one-half percent (11.50%) per annum; and further provided, that a higher interest rate will be determined by Lender in its sole discretion if both DW and Pyramid do not transfer their operating accounts to Lender within thirty (30) business days after the closing date and maintain such accounts with Lender throughout the term of the Loan. Interest shall be calculated based upon a 360 day year and actual days elapsed. In no event shall the interest rate charged on the Loan exceed the maximum rate allowed under applicable law. Any amounts paid in excess of the maximum lawful rate shall be applied to reduce the principal amount hereof or shall be refunded to Borrower, at Lender's election. After maturity (by acceleration or otherwise), the principal amount under the Loan shall bear interest at the maximum lawful rate; (c) Principal. Interest and Final Maturity. Payments, inclusive of both principal and accrued interest, in the initial amount of $16,120.07 each, shall become due on the 1st day of each successive month, beginning on July 1, 2000. The amount of each monthly payment is subject to adjustment and reamortization as necessary at the end of each calendar quarter to reflect any changes in the interest rate. All remaining principal and accrued interest under the Loan shall become due and payable on June 1, 2003; and (d) Prepayment. Prepayment of principal or accrued interest may be made, in whole or in part, at any time without penalty. Prepayments shall be applied to last maturing installments and shall not reduce or defer payments next due.

     2.02 Use of Proceeds. The proceeds of the Loan shall only be used by Borrower to refinance existing debt and to acquire a bus.

                                   ARTICLE Ill

                          ADDITIONAL CONDITIONS TO LOAN

     3.01 Documentation. Concurrently with the execution hereof, Borrower shall deliver to Lender the following documents (the "Loan Documents"), in form and substance acceptable to Lender:

     (a)  This Agreement;

     (b) Promissory Note made by Borrower in the principal amount of One Million Two Hundred Forty Thousand and No/100 Dollars ($1,240,000.00) payable to the order of Lender;

     (c) Security Agreement granting Lender a first priority security interest in five (5) luxury motor coaches as further described in Exhibit A, attached hereto, together with Borrower's delivery to Lender of the original certificates of title or, as to the one certain coach which is being purchased by DW with the proceeds of this Loan, evidence satisfactory to Lender in its sole discretion that the original certificate of title showing no unreleased liens and a bill of sale together therewith will be immediately forwarded to Lender by the current owner of said coach upon said owner's receipt of the purchase price;

     (d)  Unconditional and Continuing  Guaranty  Agreements executed by Timothy
          S. Durham, Terry G. Whitesell and Julia Whitesell, respectively. (each individually referred to as a "Guarantor" and collectively referred to herein as the "Guarantors");

     (e) Clean Certificate of Pyramid's Existence under Tennessee law issued by the Tennessee Secretary of State; (f) Certified Copy of Pyramid's Corporate Charter and Amendments (if any), issued by the Tennessee Secretary of State;

     (g)  Certified   copy  of  Resolution  of  Pyramid's   Board  of  Directors
          authorizing a named officer of Pyramid to enter into this Agreement and to execute all related documents on Pyramid's behalf;

     (h) Clean Certificate of DW's Good Standing under Mississippi law issued by the Mississippi Secretary of State;

     (i) Certified Copy of DW's Articles of Organization and Amendments (if any), issued by the Mississippi Secretary of State;

     (j) Certified copy of the Resolution of DW's Members authorizing a name officer of DW to enter into this Agreement and to execute all related documents on DW's behalf; and

     (k)  Closing Statement listing disbursements for all closing expenses.

     3.02 No Material Changes. As of the time of closing, there shall have occurred no material adverse change in the financial condition, operations, or prospects of any party liable for the Obligations or affecting any collateral therefor.

                                   ARTICLE IV

                            WARRANTIES AND COVENANTS

     4.01  Capacity.  Pyramid  warrants  that  it is  and  shall  remain  a duly organized Tennessee corporation in good standing under the laws of Tennessee, and that Pyramid is and shall remain duly qualified to do business in each state other than Tennessee in which qualification is necessary. Pyramid warrants that its execution of and performance under this Agreement and all related documents are permitted under and will not violate any provision of Pyramid's Charter or By-Laws. Pyramid further warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Agreement and related documents on behalf of Pyramid is duly authorized to bind Pyramid by his signature. By signing below on behalf of Pyramid, the individual executing this Agreement on behalf of Pyramid also personally makes the warranties set forth in the preceding sentence.

     DW warrants that it is and shall remain a duly organized Mississippi limited liability company in good standing under the laws of Mississippi, and that DW is and shall remain duly qualified to do business in each state other than Mississippi in which qualification is necessary. DW warrants that its execution of and performance under this Agreement and all related documents are permitted under and will not violate any provision of DW's Article of Organization or Operating Agreement. DW further warrants that the execution of all necessary resolutions and other prerequisites of company action have been duly performed so that the individual executing this Agreement and related documents on behalf of DW is duly authorized to bind DW by his signature. By signing below on behalf of DW, the individual executing this Agreement on behalf of DW also personally makes the warranties set forth in the preceding sentence.

     4.02 No Subsidiaries. Each Borrower warrants that it presently has no subsidiaries or interests in any partnership or other business entity, and each Borrower covenants that it will not hereafter acquire stock of any other privately held corporation or acquire an equity interest in any other business entity, except for publicly traded companies, without the prior written approval of Lender.

     4.03 Corporate Records. Each Borrower covenants to maintain current corporate minute books and stock ledgers and agrees to allow Lender to inspect the same at any time.

     4.04 ERISA. Neither Borrower has incurred nor shall it incur a material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and has not incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any retirement plan, and no reportable event has occurred and is continuing or shall occur with respect to any such plans.

     4.05 Books and Records. Each Borrower covenants to maintain financial books and records in accordance with generally accepted accounting principles, consistently applied, and to allow Lender to inspect such records at any time.

     4.06 Insurance. In addition to any specific insurance requirements contained herein or in any other document pertaining to the Obligations, each Borrower agrees to generally maintain adequate insurance against casualty and liability losses in accordance with customary practices in each Borrower's field of enterprise. Each Borrower agrees to provide Lender with proof of the existence of such insurance upon demand, and with prompt written notice of any casualty or liability loss.

     4.07 Chief Executive Office. Each Borrower warrants that the address designated herein to which notices are to be sent to each Borrower is each Borrower's chief executive office. Each Borrower agrees to notify Lender in writing of any change thereof and agrees that the same shall not in any event be moved outside the present county in which it is located without Lender's prior written consent.

     4.08 No Defaults Under Other Agreements. Each Borrower warrants that neither Borrower nor, to the best of each Borrower's knowledge, information, and belief, any other party thereto is presently in default under or in breach of any contract or agreement to which either Borrower is a party, and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause such a default or breach.

     4.09 Disclosure of Litigation. Each Borrower warrants that each is not presently a party to any pending litigation, arbitration or administrative proceeding or the subject of any investigation; that there is no litigation, arbitration or administrative proceeding or investigation either threatened or likely to be instituted in which Borrower will be a party; that neither Borrower is subject to any outstanding court or administrative order; and that, to the best of each Borrower's knowledge, information and belief, no facts exist which give rise to claims by third parties against either Borrower which have not yet been asserted. Each Borrower covenants to give Lender prompt written notice of any litigation, arbitration, administrative proceeding or investigation that may hereafter be instituted or threatened in which either Borrower would be a party, whether or not Borrower's liability under such proceeding would be covered by insurance.

     4.10 Indemnity. Borrower does hereby agree to save, indemnify, and hold harmless Lender from and against any and all claims, expenses, costs, demands or liabilities whatsoever, including reasonable attorneys' fees, resulting from, or in any way related to, the foregoing representations and warranties.

     4.11 Financial Statements.

     (a) Warranties. Borrower warrants that all financial statements delivered to Lender in connection with the Obligations have been prepared in accordance with sound accounting principles, consistently applied, and are true, accurate and complete in every respect. Without limiting the foregoing, Borrower warrants that such financial statements disclose all known contingent liabilities as well as direct liabilities. Borrower acknowledges that Lender has advanced (or shall advance) the Obligations in reliance upon such financial statements, and Borrower warrants that no material adverse change has occurred in the financial condition of any person or entity as set forth in such financial statements. Borrower warrants that Borrower has good and absolute title to the assets disclosed on Borrower's balance sheet disclosed to Lender, subject only to liens, security interests and other encumbrances securing liabilities listed thereon; and

     (b) Reporting Requirements. Borrower covenants to furnish to Lender, upon demand, copies of Borrower's tax returns and additional financial statements in form and substance acceptable to Lender. Lender may require that any such financial statements be reviewed, at Borrower's expense, by a certified public accountant acceptable to Lender. Lender may require that any accountant who reviews, compiles or certifies such financial statements expressly acknowledge Lender's reliance thereon;

Without limiting the foregoing, Borrower agrees to provide Lender, without demand, the following:

          (i) On or before 90 days after the end of each fiscal year of each Borrower, each Borrower's financial statements as well as consolidated financial statements for both Borrowers jointly, audited by a Certified Public Accountant acceptable to Lender;

          (ii) On or before 10 days after the end of each calendar month, each Borrower shall deliver to Lender each Borrower's internally prepared financial statements, as well as consolidated financial statements for both Borrowers jointly, including balance sheet and income statement, all of which shall be certified to Lender by each Borrower's president or managing member as applicable;

          (iii)Within 5 days of the applicable filing date, and in no event later than August 20, copies of each Borrower's tax returns for such ended calendar year; and

          (iv) On or before 120 days after the end of each calendar year, each Guarantor's current personal financial statements and copies of each Guarantor's personal tax returns for such ended calendar year.

     4.12 Notice of Changes in Financial Condition and Defaults. Each Borrower covenants to give Lender prompt written notice of (i) the creation or discovery of any material additional contingent liability or the occurrence of any other material adverse change in the financial condition of either Borrower or of any guarantor or other person or entity presently or hereafter liable for payment of all or part of the Obligations, and (ii) the occurrence of any event, or presence of any condition, which constitutes a default hereunder or which with the giving of notice, the passing of time, or both, would constitute a default. DW represents that its fiscal year is January 1 to December 31; and Pyramid represents that its fiscal year is January 1 to December 31 and each Borrower covenants that it will not change its fiscal year without obtaining the prior written consent of Lender.

     4.13 Contracts of Sale. Borrower covenants to provide Lender with prompt written notice of all future contracts for sale of any of the assets listed on Exhibit A, cancellation of any such existing contracts of sale, or the occurrence of a material breach of any such contract for sale, whether such contract is currently existing or hereafter executed, and whether the breach occurs on the part of Borrower or any other party.

     4.14 No Unpaid Taxes. Each Borrower warrants that neither Borrower is presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that neither Borrower is involved in a dispute with any taxing authority over tax amounts due. Each Borrower covenants that all future taxes due from either Borrower shall be timely paid and that all tax returns required of either Borrower shall be timely filed.

     4.15 Ownership of Patents. Licenses. Etc. Each Borrower warrants that it owns all licenses, permits, franchises, registrations, patents, copyrights, trademarks, tradenames or service marks, or the rights to use the foregoing, that are necessary for the continued operation of either Borrower's business.

     4.16 No Untrue or Misleading Representations. Borrower warrants that no information, exhibit or report furnished to Lender nor any statement or representation made by Borrower to Lender in connection with the Obligations contains any untrue statement of material fact or omits to state a material fact necessary to make the foregoing not misleading.

     4.17 Compliance with Law. Borrower- warrants that Borrower's business activities are conducted in accordance with all applicable federal, state and local laws and regulations, specifically including, without limitation, the Americans with Disabilities Act, and all state and local building, zoning and sanitary codes, and Borrower covenants that such activities shall continue to be so conducted.

     4.18 Assistance in Litigation. Borrower covenants to, upon request, cooperatively participate in any proceeding in which Borrower is not an adverse party to Lender and which concerns Lender's rights regarding the Obligations or any collateral securing its payment.

     4.19 Security Interest: Setoff. In order to further secure the payment of the Obligations, Borrower hereby grants to Lender a security interest and right of setoff against all of Borrower's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Borrower acknowledges that Borrower voluntarily subjects the property to Lender's rights hereunder. Lender may exercise its rights under this Paragraph without prior notice following default. Borrower agrees that Lender shall not be liable for the dishonor of any instrument resulting from Lender's exercise of its rights under this Paragraph.

     4.20 Expenses. Upon demand, Borrower will advance to Lender or, at Lender's option, reimburse Lender for, the following expenses:

          (a) Taxes. All taxes that Lender may be required to pay because of the Obligations or because of Lender's interest in any property securing the payment of the Obligations, except for taxes based upon the general income of Lender;

          (b) Administration. All expenses that Lender may incur in connection with the preparation, execution, or enforcement of this Agreement or of any other document pertaining to the Obligations;

          (c) Protection of Collateral. All costs of preserving, insuring, preparing for sale (whether by improvement, repair or otherwise) or selling any collateral securing the Obligations;

          (d) Costs of Collection. All court costs and other costs of collecting any debt, overdraft or other obligation included in the Obligations, including compensation for time spent by employees of Lender;

          (e) Litigation. All costs arising from any litigation, investigation, or administrative proceeding (whether or not Lender is a party thereto) that Lender may incur as a result of the Obligations or as a result of Lender's association with Borrower, including, but not limited to, expenses incurred by Lender in connection with a case or proceeding involving Borrower under any chapter of the Bankruptcy Code or any successor statute thereto; and

          (f) Attorneys Fees. Reasonable attorneys' fees incurred in connection with any of the foregoing.

If Lender pays any of the foregoing expenses, they shall become a part of the Obligations and shall bear interest at the highest lawful rate, which is currently 24% per annum. This Paragraph shall remain in full effect regardless of the full payment of the Obligations, the purported termination of this Agreement, the delivery of the executed original of this Agreement to Borrower, or the content or accuracy of any representation made by Borrower to Lender; provided, however, Lender may terminate this Paragraph by executing and delivering to Borrower a written instrument of termination specifically referring to this Paragraph.

     4.21 Further Assurances. Borrower covenants to execute such other assignments, security agreements, financing statements, and other documents and/or pay such necessary expenses that Lender may deem necessary to further evidence the obligations provided for herein or to perfect, extend, or clarify Lender's rights in any property securing or intended to secure the Obligations. Lender is hereby appointed as Borrower's attorney-in-fact for the signing of such documents. Borrower acknowledges that this power of attorney is coupled with an interest and is irrevocable.

     4.22 Estoppel Letters.  Borrower  covenants to provide Lender,  within five
(5) days after  request,  an  estoppel  letter  stating  (i) the  balance of the
Obligations, (ii) whether Borrower has any defenses to payment of the Obligations, and (iii) the nature of any defenses to payment of the Obligations. Such balance as presented for confirmation and the nonexistence of defenses shall be presumed if Borrower fails to respond to such a request within the required period.

     4.23 Default Certificates. Borrower covenants to deliver to Lender, within two (2) business days after request, the certificate of Borrower or of Borrower's appropriate representative (as specified by Lender) stating whether, to the best of the person's knowledge, information, and belief and after due investigation, a default exists under this Agreement. The certificate shall describe with particularity any default and shall address with particularity any circumstances or subjects described by Lender in its request.

     4.24 Recitals. Borrower warrants and agrees that the recitals set forth at the beginning of this Agreement are true.

     4.25 No Burdensome Agreements. Borrower warrants that, to the best of its knowledge, information and belief, Borrower is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Borrower's ability to perform under the terms of this Agreement. Borrower further warrants that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any property of Borrower is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Borrower's property, except in favor of Lender.

     4.26 Legal and Binding Agreement. Borrower warrants that the execution, delivery and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect according to its terms.

     4.27 No Consent Required. Borrower warrants that Borrower's execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

     4.28 No Default. Borrower warrants that, as of the execution of this Agreement, no default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a default.

     4.29 Negative Covenants. Without Lender's prior written consent, neither Borrower shall do any of the following:

          (a) Distributions. Declare a distribution or dividend (of cash, property, stock or financial rights) in excess of net profit for any fiscal year;

          (b) Reorganization. Enter into any agreement to merge, consolidate, or otherwise reorganize or recapitalize;

          (c) Change of Business. Engage in any business other than the business presently engaged in by Borrower;

          (d) Disposition of Assets. Sell or otherwise transfer a substantial amount of its assets;

          (e) Change in Ownership or Management. Change the identity of company majority ownership or management, including, without limitation, any change in the occupancy of the positions of president, vice president, secretary, treasurer, chief executive officer and managing members;

          (f) Insider Contracts. Enter into or permit to exist any management, consulting or employment contract or other contract (except for those terminable without premium or penalty upon no more than sixty (60) days notice) with any director, shareholder, or officer of Borrower, except for Jennifer George;

          (g) Amendments. Amend its corporate Charter or By-Laws or its Articles of Organization or Operating Agreement;

          (h) Guaranties. Guarantee any obligations of any other business or individual;

          (i) Loans. Make any loan to any other party, except for the granting of unsecured trade credit in the ordinary course of business;

          (j)  Additional Locations. Open any additional offices; and

          (k) Action Outside Ordinary Course. Take any other action outside the ordinary course of its business.

     4.30 Financial Covenants. Borrower shall maintain the following financial requirement as determined in accordance with Generally Accepted Accounting Principles ("GAAP"), to be calculated monthly on a rolling twelve month basis (except throughout calendar year 2000, which will be calculated on the months that Borrower has been in existence) and on a consolidated basis based on the consolidated financial statements provided to Lender by Borrower:

Debt Coverage Ratio. Borrower's Consolidated Debt Coverage Ratio, defined as the ratio of (i) consolidated earnings before interest, taxes, depreciation and amortization expense to (ii) the sum of consolidated current maturities of long term debt plus consolidated interest expense, shall not fall below 1.30 to 1.00 throughout the term of the Loan.


                                    ARTICLE V

                              DEFAULTS AND REMEDIES

     5.01 Default Defined. The occurrence of any one or more of the following events shall constitute a default under this Agreement:

          (a) Monetary Default. The failure of Borrower to timely pay any amount due Lender under the Obligations or under any other obligation to Lender;

          (b) Breach of Covenant. The failure of Borrower or any other party to perform or observe any obligation or covenant made with respect to the Obligations;

          (c)  Breach of Warranty. Lender's discovery that any representation or
               warranty   made  in  connection   with  this   Agreement  or  the
               Obligations is materially false;

          (d) Default Under Other Document. The occurrence of a default under the terms of any document evidencing, securing, or otherwise pertaining to the Obligations;

          (e) Hazardous Waste Liability. The incurrence of any liability for hazardous waste for which either Borrower is responsible for cleaning up, if such cleanup liability is in excess of $25,000.00; and

          (f) The decline in the market value of unencumbered liquid assets of all Guarantors jointly to an amount less than $500,000.00.

     5.02 Remedies Upon Default. Upon the occurrence of a default hereunder, Lender may exercise any or all of the following remedies:

          (a) Security Documents. Lender may exercise any right that it may have under any document evidencing or securing the Obligations;

          (b) Setoff. Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Borrower or to any other person or entity liable for the payment of any or all of the Obligations;

          (c) Other Remedies. Lender may exercise any right that it may have at law or equity; and

          (d) Application of Proceeds. All amounts received by Lender for Borrower's account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all expenses incurred by Lender in exercising its rights hereunder, including attorney's fees, and any other expenses due Lender from Borrower; Second, to the payment of all interest included in the Obligations, in such order as Lender may elect; Third, to the payment of all principal included in the Obligations, in such order as Lender may elect; and Fourth, surplus to Borrower or other party entitled thereto.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     6.01 Consent to Jurisdiction. Borrower hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

     6.02 Not Partners: No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower for any purpose. This Agreement has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Agreement or under any document referred to herein.

     6.03 No Marshalling of Assets. Lender may proceed against collateral securing the Obligations and against parties liable therefor in such order as it may elect, and neither Borrower nor any surety or guarantor for Borrower nor any creditor of Borrower shall be entitled to require Lender to marshall assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     6.04 Impairment of Collateral. Lender may, in its sole discretion, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     6.05 Regulation U. Borrower warrants that none of the proceeds of the loan evidenced by the Note will be used to purchase or carry "margin stock," as defined in Regulation / U issued by the Federal Reserve Board.

     6.06 Business Days. If any payment date under the Obligations falls on a day that is not a business day of Lender, or if the last day of any notice period falls on such a day, the payment shall be due and the notice period shall end on the following Lender business day.

     6.07 Notices. Any communications concerning this Agreement or the credit(s) described herein shall be addressed as follows:

                  As to Borrower:       Pyramid Coach, Inc.
                                        1219 New Hope Road
                                        Joelton, Tennessee 37080
                                        Attn:  Timothy S. Durham

                                        DW Leasing Company, LLC
                                        631 Lakeland East Drive
                                        Flowood, Mississippi 39208
                                        Attn:  Timothy S. Durham

                  With a copy to:       Durham Whitesell and Associates
                                        111 Monument Circle, Suite 3680
                                        Indianapolis, Indiana 46204
                                        Attn:  Timothy S. Durham

                  As to Lender:         Regions Bank
                                        315 Union Street
                                        Nashville, Tennessee 37210
                                        Attn:  Michael F. Sparta

                  With a copy to:       David B. Gray, Attorney
                                        Hix Gray & Dennen, PLLC
                                        315 Deaderick Street
                                        Suite 1620 AmSouth Center
                                        Nashville, Tennessee 37238

Communications shall be effective when set forth in writing and actually received or when set forth in writing and mailed (postage prepaid) or delivered to the receiving party's address stated above. Any party may change its address for receipt of notices by submitting the change in writing to the other party.

     6.08 Participations. Lender may, from time to time, in its sole discretion and without notice to Borrower, sell participations in any credit subject hereto to such other investors or financial institutions as it may elect. Lender may from time to time disclose to any participant or prospective participant such information as Lender may have regarding the financial condition, operations, and prospects of Borrower.

     6.09 Notice to Lender Upon Perceived Breach. Borrower agrees to give Lender written notice of any action or inaction by Lender in connection with this Agreement or the Obligations that Borrower believes may be actionable against Lender or a defense to payment for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by Law. Borrower agrees that unless such notice is duly given as promptly as possible (and in any event within ten (10) days ) after Borrower learns of any such action or inaction, Borrower shall not assert against Lender, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

     6.10 Incorporation of Exhibits. All Exhibits referred to in this Agreement are incorporated herein by this reference.

     6.11 Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Agreement.

     6.12 Cumulative Remedies. The remedies provided Lender in this Agreement are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

     6.13 Amendment and Waiver in Writin2. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     6.14 Assignment. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

     6.15 Entire Agreement. This Agreement and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Obligations, the provision most favorable to Lender shall control.

     6.16 Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     6.17 Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

     6.18. Waiver of Trial By Jury. The parties hereto waive any right to trial by jury of any claim, demand, action or cause of action (1) arising hereunder or any other instrument, document or agreement executed or delivered in connection herewith or in connection with the Obligations, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect hereto or any other instrument, document or agreement executed or delivered in connection herewith or in connection with the Obligations, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     6.19 Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Obligations shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

     6.20 Gender and Number. Words used herein indicating gender or number shall be read as context may require. All agreements, representations, warranties and covenants made herein by Borrower are expressly made by each Borrower individually and both Borrowers jointly, and all liability of Borrower hereunder is joint and several as to Pyramid and DW.

     6.21 Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

EXECUTED the date first written above.

                    THE UNDERSIGNED ACKNOWLEDGE A THOROUGH UNDERSTANDING OF THE TERMS OF THIS AGREEMENT AND AGREE TO BE BOUND THEREBY:

                    REGIONS BANK, Lender

                    By: ___________________________________________________

                    Title: ________________________________________________

                    PYRAMID COACH, INC., Borrower

                    By: ___________________________________________________
                        TIMOTHY S. DURHAM, President

                    DW LEASING COMPANY, LLC, Borrower


                    By: ___________________________________________________
                        TIMOTHY S. DURHAM, Member


                    By: ___________________________________________________
                        TERRY G. WHITESELL, Member

                                    EXHIBIT A


Five (5) luxury motor coaches with vehicle identification numbers as follows:

1996 Prevost Conversion                   VIN #2PCE3349XT1025889
1996 Eagle 15-45 Conversion               VIN #1EUBM6A12TB004086
1995 Eagle 15-45 Conversion               VIN #1EUBM6A13SBOO4O63
1996 Eagle 15-45 Conversion               VIN #1EUBM6A13TBOO4O81
1997 Eagle 15-45 Conversion               VIN #LEUBM6A12VB004091

                                 PROMISSORY NOTE
  $1,240,000.00                                            As of June 1, 2000


     FOR VALUE RECEIVED, Pyramid Coach, Inc. and DW Leasing Company, LLC ("Makers") jointly and severally promise to pay to the order of Regions Bank, a banking corporation ("Payee"), the sum of One Million Two Hundred Forty Thousand and No/100 Dollars ($1,240,000.00), together with interest thereon at the variable rate of equal to three hundred basis points, or three percent (3.0%) over the 30 day London Interbank Offered Rate ("LIBOR") as published in The Wall Street Journal under the section entitled "Money Rates", as it may change from time to time; provided, however, at no time will the interest rate be less than seven and one-half percent (7.50%), per annum, nor greater than eleven and one-half percent (11.50%) per annum. Payments, inclusive of both principal and accrued interest, in the initial amount of $16,120.07 each, shall become due on the 1S~ day of each successive month, beginning on July 1, 2000. The amount of each payment is subject to adjustment and reamortization as necessary at the end of each calendar quarter to reflect any changes in the interest rate. All remaining principal and accrued interest under the Note shall become due and payable on June 1, 2003.

     Interest hereunder shall be calculated based upon a 360 day year and actual days elapsed. The interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to Makers, at the option of the holder of this Note.

     All amounts due under this Note are payable at par in lawful money of the United States of America, at the principal place of business of Payee in Nashville, Tennessee, or at such other address as the Payee or other holder hereof (herein "Holder") may direct.

     Any payment not made within fifteen (15) days of its due date will be subject to assessment of a late charge equal to five percent (5%) of such payment or such lesser amount as permitted by applicable law. Holder's right to impose a late charge does not evidence a grace period for the making of payments hereunder.

     The occurrence of any of the following shall constitute an event of default under this Note: (a) the failure of any Maker to make any payment when due under this or any other obligation to Holder (time is of the essence of this Note);
(b) the institution of proceedings by any Maker under any state insolvency law or under any federal bankruptcy law; (c) the institution of proceedings against any Maker under any state insolvency law or under any federal bankruptcy law, if such proceedings are not dismissed within thirty (30) days; (d) any Maker's becoming insolvent or generally failing to pay its debts as they become due; (e) the discovery by Holder that any Maker has made a material misrepresentation of financial condition in any oral or written statement made to any present or previous Holder; (t) the instigation of legal proceedings against any Maker for the violation of a criminal statute or for failure to pay state or federal taxes; (g) the decline of the market value of collateral securing this Note below the amount outstanding hereunder, unless Makers tender sufficient additional collateral acceptable to Holder; (h) the issuance of an attachment against property of any Maker unless removed, by bond or otherwise, within ten
(10) days; (i) the entry of a final judgment against any Maker that remains unsatisfied for five (5) days after execution may first issue; (j) any Maker's liquidation or cessation of business; (k) the occurrence of a material change in the control or ownership of any Maker; (1) the occurrence of a default under the terms of any loan agreement, security agreement, deed of trust, or similar document to which any Maker is a party or to which any property securing this
Note is subject; (in) if any Maker is an individual, the death, adjudication of insanity of, or appointment of a conservator for, such Maker, or such Maker's becoming a party to a divorce proceeding; (n) the occurrence of any of the foregoing with regard to any surety, guarantor, endorser, or other person or entity primarily or secondarily liable for the payment of the indebtedness evidenced by this Note; (o) any material adverse change in the financial condition of any Maker or Guarantor of this Note; or (p) the occurrence of any event or presence of any condition that causes Holder in good faith to feel insecure regarding the likelihood of its receiving orderly and complete payment according to the terms of this Note.

     Upon the occurrence of an event of default, as defined above, Holder may, at its option and without notice, declare all principal and interest provided for under this Note, and any other obligations of any or all Makers to Holder, to be presently due and payable, and Holder may enforce any remedies available to Holder under any documents securing or evidencing such obligations. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the highest rate permissible under applicable law.

     All amounts received for payment of this Note shall be first applied to any expenses due Holder under this Note or under any other documents evidencing or securing obligations of any Maker to Holder, then to accrued interest, and finally to the reduction of principal. Prepayment of principal or accrued interest may be made, in whole or in part, at any time without penalty. Any prepayment(s) shall reduce the final payment(s) and shall not reduce or defer installments next due.

     This Note may be freely transferred by Holder.

     Makers and all sureties, guarantors, endorsers and other parties to this instrument hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship.

     Makers' performance under this Note is secured by various property, as further described in that Loan Agreement of even date executed by Makers and Payee, pursuant to which this Note is executed.

     Makers and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys' fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby or to protect Holder's interest in any collateral securing the same.

     The validity and construction of this Note shall be determined according to the laws of Tennessee applicable to contracts executed and performed with that state. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

     The provisions of this Note may be amended or waived only by instrument in writing signed by the Holder and Makers and attached to this Note.

     Words used herein indicating gender or number shall be read as context may require.



                                  PYRAMID COACH, INC., Maker


                                  By:_______________________________________
                                        TIMOTHY S. DURHAM, President


                                  DW LEASING COMPANY, LLC, Maker


                                  By:_______________________________________
                                        TIMOTHY S. DURHAM, Member


                                  By:_______________________________________
                                        TERRY G. WHITESELL, Member

                           VEHICLE SECURITY AGREEMENT

     This Vehicle Security Agreement ("Agreement") entered into as of the 1st day of June, 2000, by and between DW Leasing Company, LLC, a Mississippi limited liability company ("Grantor") and Regions Bank ("Lender"), a banking corporation.

                                   WITNESSETH

     WHEREAS, Lender has agreed to extend credit to DW Leasing Company, LLC and Pyramid Coach, Inc. (collectively the "Borrower"), on certain terms and conditions; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Lender must be provided a first priority perfected security interest in certain of Grantor's property;

     NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

     a. Definition of Secured Indebtedness. As used herein, "Secured Indebtedness" shall mean all present and future debts and other obligations of Borrower and/or Grantor to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether or not the advances or events creating such debts or other obligations are presently foreseen; whether such obligations were originally payable to Lender or are acquired by Lender from another person or entity; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured. Without limiting the foregoing, the "Secured Indebtedness" specifically includes the obligations of Grantor under this Agreement and the indebtedness and obligations evidenced by that Promissory Note made by Borrower m the original principal amount of $1,240,000.00, payable to the order of Lender and all modifications, amendments, extensions, renewals and increases thereof.

     b. Grant of Security Interest. To secure the payment of the Secured Indebtedness, Grantor hereby grants to Lender a security interest in those five
(5) luxury  model  motor  coaches as further  described  on Exhibit A,  attached hereto and incorporated herein, and all products and proceeds thereof (all as defined in the Uniform Commercial Code as adopted in Tennessee), including insurance proceeds, and all parts, attachments, additions, replacements, components and accessions thereto, all records pertaining thereto and all leases, warranties and other rights pertaining thereto (collectively the "Collateral").

     c. Warranties. Grantor warrants to Lender the following:

          (1) Title. Grantor is the sole legal and equitable owner of the Collateral.

          (2) No Other Encumbrances. The Collateral is not subject to any security interest, lien, option or other encumbrance, except for the security interest provided for in the Agreement.

          (3) Valid Lien. This Agreement grants to Lender a valid first priority security interest in the Collateral which will be properly perfected upon Lender's lien being noted on the certificates of title pertaining to each vehicle.

     d. Maintenance of Collateral. Grantor shall take all reasonable measures to protect the Collateral and to maintain the Collateral in good condition. Grantor shall notify Lender of any event or condition that materially impairs the value of the Collateral.

     e. Insurance. Grantor shall obtain and keep current comprehensive casualty insurance and such other insurance as Lender may require on the Collateral in an amount equal to its maximum insurable value, with insurers and insurance policies that are acceptable to Lender. Grantor shall deliver copies of all insurance policies covering the Collateral to Lender. All such policies shall name Lender as loss payee and shall provide that coverage shall not be terminated or amended without at least twenty (20) days prior written notice to Lender. If Grantor fails to provide evidence that it has obtained the required insurance or if Grantor fails to pay the premiums therefor, Lender may, at its option, obtain or bring current insurance coverage on the Collateral. Any insurance obtained by Lender may, at Lender's option, insure only its interest in the Collateral. Grantor hereby assigns to Lender any claim settlements, unearned premiums or other payments that may be made by or on behalf of an insurer under a policy covering the Collateral, and Grantor hereby directs such insurer(s) to pay Lender any amount so due. Lender is hereby appointed Grantor's attorney-in-fact to endorse with Grantor's name any draft or check that may be issued by or on behalf of the issuer of any insurance policy covering the Collateral. All proceeds, unearned premiums, or other sums received by Lender as a result of said insurance policies may be applied by Lender, at its option and in its sole discretion, and in whole or in part, to the reduction of the Secured Indebtedness, in such manner as Lender may determine, or may be paid to Grantor with or without restrictions.

     f. Compliance With Law; Taxes. Grantor shall comply with all laws, regulations and other requirements of governmental bodies or agencies having jurisdiction pertaining to the ownership or operation of the Collateral, and Grantor shall pay all taxes and fees assessed on account of the Collateral as they become due.

     g. Sale or Encumbrance Prohibited. Grantor shall not sell the Collateral nor shall Grantor grant or allow any security interest, lien, attachment or other encumbrance to attach to the Collateral, except in favor of Lender, without the prior written consent of Lender.

     h. Inspection. Agents of Lender shall be allowed to inspect the Collateral at anytime.

     i. Availability Upon Default. Grantor covenants that if Lender declares a default hereunder and so requests, Grantor shall make the Collateral and all records pertaining thereto available to Lender at a reasonable time and place.

     j. Rental Proceeds. The security interest granted herein extends to all of Grantor's rights as lessor under any present or future lease of any of the Collateral. Grantor acknowledges and agrees that all rental proceeds of the Collateral constitute "cash collateral" under the Bankruptcy Code, as it may be amended. Notwithstanding Lender's consent to any proposed lease, such lease shall be subordinate to Lender's security interest in the Collateral unless Lender specifically agrees to the contrary in writing.

     k. Warranties and Other Rights. The security interest granted herein extends to all of Grantor's rights under warranties pertaining to the Collateral and also includes all rights of Grantor against any third party arising from damage to any Collateral. Grantor agrees to give Lender prompt written notice of any warranty claim or other claim that Grantor may have against a third party as a result of the condition or performance of the Collateral or as a result of any damage caused thereto. No such claim shall be settled without the prior written consent of Lender.

     1. Recitals. Grantor warrants and agrees that the recitals set forth at the beginning of this Agreement are true.

     m. No Burdensome Agreements. Grantor warrants that Grantor is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Grantor's ability to perform under the terms of this Agreement. Grantor further warrants that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Grantor or any property of Grantor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Grantor's property except m favor of Lender.

     n. Legal and Binding Agreement. Grantor warrants that the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect according to its terms.

     o. No Consent Required. Grantor warrants that Grantor's execution, delivery and performance of this Agreement do not require the consent of or the giving or notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

     p. No Default. Grantor warrants that, as of the execution of this Agreement, no default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a default.

     q. Default Defined. The occurrence of any one or more of the following events shall constitute a default under this Agreement:

          (1) Monetary Default. The failure of Grantor to timely pay any amount due Lender under the Secured Indebtedness or under any other obligation to Lender.

          (2) Breach of Covenant. The failure of Grantor or any other party to perform or observe any obligation or covenant made with respect to the Secured Indebtedness.

          (3) Breach of Warranty. Lender's discovery that any representation or warranty in connection with this Agreement or the Secured Indebtedness is materially false.

          (4) Default Under Other Document. The occurrence of a default under the terms of any document evidencing, securing, or otherwise pertaining to the Secured Indebtedness.

     r. Remedies Upon Default. Upon default, Lender may pursue any of all of the following remedies, without any notice to Grantor except as required below:

          (1) Repossession. Lender may take possession of the Collateral without prior notice to Grantor. Such repossession may be accomplished wherever the Collateral might be found and regardless of whether Grantor, a lessee, repair shop, or any other party is then in possession of the Collateral. Lender may take any measure necessary to render the Collateral inoperable pending disposition by Lender. Lender is hereby authorized to obtain the key code for the Collateral from any person or entity and to obtain from any repair shop or other bailee any keys for the Collateral in their possession, and any such person or entity is hereby directed to comply with Lender's demand for such code or keys without any duty of inquiry and without any liability to Grantor. Grantor consents to Lender's entry on Grantor's premises to repossess the Collateral provided that Lender causes no significant damage to the premises in the process of entry (drilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of peace.

          (2) Recovery of Proceeds of Leases. Lender may recover any and all proceeds of leases of the Collateral from Grantor's bank or from any other custodian thereof.

          (3) Enforcement of Rights under Leases. Lender may, but shall not be obligated to, take such measures as Lender may deem necessary in order to collect any or all amounts due under any leases of the Collateral and/or to perform or have performed any remaining obligations of Grantor under any leases of the Collateral.
               Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of Grantor's rights under such lease(s). Any administrative or judicial action or other action taken by Lender may be taken by Lender in its own name or in Grantor's name. Lender may compromise any disputed claims and may otherwise enter into settlements with respect to such lease(s), which compromises or settlements shall be binding upon Grantor. Grantor hereby appoints Lender as Grantor's attorney-in-fact for the purpose of taking any action in connection with such lease(s), including the institution of administrative or judicial proceedings and the compromising of claims.

          (4) Repair and Improvement of Collateral. Lender may make such repairs or improvements to the Collateral as it may deem appropriate to prepare the Collateral for sale.

          (5) Sale of Collateral. Pursuant to its rights under the Uniform Commercial Code as adopted in Tennessee, Lender may sell the Collateral at either public or private sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received.

          (6) Setoff. Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Grantor or to any other person or entity liable for the payment of any or all of the Secured Indebtedness.

          (7) Other Remedies. Lender may exercise any right that it may have under any other document evidencing or securing the Secured Indebtedness or otherwise available to Lender at law or equity.

          (8) Application of Proceeds. All amounts received by Lender for Grantor's account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all expenses incurred by Lender in exercising its rights hereunder, including attorney's fees, and any other expenses due Lender from Grantor; Second, to the payment of all interest included in the Secured Indebtedness, in such order as Lender may elect; Third, to the payment of all principal included in the Secured Indebtedness, in such order as Lender may elect; and Fourth, surplus to Grantor or other party entitled thereto.

     s. Incorporation of Exhibits. All Exhibits referred to in this Agreement are incorporated herein by this reference.

     t. Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Agreement.

     u. Cumulative Remedies. The remedies provided Lender in this Agreement are not exclusive or any other remedies that may be available to Lender under any other document or at law or equity.

     v. Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     w. Assignment. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Grantor and Lender, except that Grantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Grantor without the required prior consent shall be void.

     x. Entire Agreement. This Agreement and the other written agreements between Grantor and Lender represent the entire agreement between the parties concerning the subject matter hereof, and al oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Secured Indebtedness, the provision most favorable to Lender shall control.

     y. Severability. Should any provisions of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     z. Time of Essence. Time is of the essence of the Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

     aa. Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

     ab. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

     ac. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

Executed the date first written above.

                            THE UNDERSIGNED ACKNOWLEDGE
                            A THOROUGH UNDERSTANDING OF
                            THE TERMS OF THIS AGREEMENT
                            AND AGREE TO BE BOUND
                            THEREBY:

                            DW LEASING COMPANY, LLC, Grantor

                            By:  _______________________________
                            TIMOTHY S. DURHAM, Member

                            By:  _______________________________
                            TERRY G. WIIITESELL, Member

                            REGIONS BANK, Lender

                            By:  _____________________________

                            Title: ____________________________

STATE OF INDIANA
COUNTY OF ___________

     Before me, a Notary Public of the State and County aforesaid, personally appeared Timothy S. Durham, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a member of DW Leasing Company, LLC, the within named bargainor, a Mississippi limited liability company, and that he as such member, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as member.

         WITNESS my hand and seal, this _____ day of May, 2000.


                              -----------------------------------
                                NOTARY PUBLIC
My Commission Expires:___________________

STATE OF INDIANA
COUNTY OF ___________

     Before me, a Notary Public of the State and County aforesaid, personally appeared Terry G. Whitesell, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a member of DW Leasing Company, LLC, the within named bargainor, a Mississippi limited liability company, and that he as such member, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as member.

         WITNESS my hand and seal, this _____ day of May, 2000.


                                  -----------------------------------
                                        NOTARY PUBLIC
My Commission Expires:_____________________

STATE OF INDIANA COUNTY OF

     Before me, a Notary Public of the State and County aforesaid, personally appeared _________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be _____________________ of Regions Bank, the within named bargainor, a banking corporation, and that he as such ______________________, executed the foregoing instrument for the purposes therein contained, by signing the name of the banking corporation by himself as

         WITNESS my hand and seal, this _____ day of May, 2000.


                                       -----------------------------------
                                                NOTARY PUBLIC

My Commission Expires:_____________________

                                    EXHIBIT A


Five (5) luxury motor coaches with vehicle identification numbers as follows:

1996 Prevost Conversion                     VIN #2PCE3349XT1025889
1996 Eagle 15-45 Conversion                 VIN #LEUBM6A12TBOO4O86
1995 Eagle 15-45 Conversion                 VIN #1EUBM6A13SBOO4O63
1996 Eagle 15-45 Conversion                 VIN #1EUBM6A13TBOO4O81
1997 Eagle 15-45 Conversion                 VIN #1EUBM6A12VBOO4O91

                      UNCONDITIONAL AND CONTINUING GUARANTY


     THIS UNCONDITIONAL AND CONTINUING GUARANTY ("Guaranty") is executed as of the 1St day of June, 2000, by Julia Whitesell ("Guarantor"), an individual, in favor of Regions Bank ("Lender"), a banking corporation.

                                   WITNESSETH:

     WHEREAS, Lender has agreed to extend credit to Pyramid Coach Inc., a Tennessee corporation and DW Leasing Company, LLC, a Mississippi limited liability company (collectively the "Borrower"), on certain terms and conditions; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Guarantor must unconditionally guarantee all present and future obligations of Borrower to Lender;

     NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

     1. Definition of Obligations. As used herein, the "Obligations" shall mean all present and future debts and other obligations of Borrower or any successor thereof to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether direct or indirect, absolute or contingent; whether arising from an original obligation of Borrower; whether such debts or obligations are from time to time increased, reduced, or entirely extinguished or reincurred; whether or not the advances or events creating such debts or other obligations are presently foreseen or are incurred with or without notice to Guarantor; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured.

     2. Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Obligations.

     3. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent for the purpose of State or Federal fraudulent transfer laws or other avoidance laws.

     4. Prospective Cancellation of Guaranty. Guarantor's guarantee of the Obligations is irrevocable, except that Guarantor may at any time by written notice to Lender prospectively terminate Guarantor's liability for any advances made by Lender subsequent to Lender's receipt of the termination notice, except for any advance that Lender had previously committed to make. After the delivery of such notice to Lender, Guarantor shall remain fully liable for all principal, interest and expenses outstanding as of the time of Lender's receipt of the cancellation hereof; for all interest subsequently accruing thereon and for all expenses subsequently incurred by Lender with respect thereto; and for all subsequent principal advances that Lender may have previously committed to make regardless of whether Lender waived any default or condition precedent in actually making the advance(s), together with all interest thereon and expenses related thereto.

     5. Guaranty Unconditional. Guarantor's guarantee of the Obligations is absolute and unconditional. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of Borrower; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Obligations or to provide collateral therefore; Lender's compromise or settlement with or without release of Borrower or any other party liable for the Obligations; Lender's release of any collateral for the Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, if believed to be about to leave the State or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Obligations against Borrower, due to bankruptcy discharge, counterclaim or for any other reason; Lender's acceleration of the Obligations at any time; the extension, modification or renewal of the Obligations; Lender's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership, commerce or marriage; Borrower's change of name or use of any name other than the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. Each advance of credit by Lender to Borrower following the execution hereof shall be deemed made in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

     6. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Obligations. Each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.

     7. Death of Guarantor. In the event of the death of Guarantor, the obligation of Guarantor shall continue in full force and effect against Guarantor's estate, and the executor or administrator of such estate shall be obligated and authorized to pay such debt and otherwise honor this Guaranty, and, if acceptable to Lender, to execute renewal Guaranties or endorsements or notes or other evidences of indebtedness, from time to time, with respect to any unpaid obligations hereunder.

     8. Disclosure of Litigation. Guarantor warrants that Guarantor is not presently a party to any pending litigation, arbitration or administrative proceeding or the subject of any investigation; that there is not litigation, arbitration or administrative proceeding or investigation threatened in which Guarantor will be a party; that Guarantor is not subject to any outstanding court or administrative order; and that, to the best of Guarantor's knowledge, information and belief, no facts exist which give rise to claims by third parties against Guarantor which have not yet been asserted. Guarantor covenants to give Lender prompt written notice of any litigation, arbitration, administrative proceeding or investigation that may hereafter be instituted or threatened in which Guarantor would be a party, whether or not Guarantor's liability under such proceeding would be covered by insurance.

     9. Financial Statements.

          a. Warranties. Guarantor warrants that Guarantor's financial statements delivered to Lender in connection with the Obligations have been prepared in accordance with generally accepted accounting principles, consistently applied, and are true, accurate and complete in every respect. Without limiting the foregoing, Guarantor warrants that such financial statements disclose all known contingent liabilities as well as direct liabilities. Guarantor acknowledges that Lender has relied upon such financial statements, and Guarantor warrants that no material adverse change has occurred in the financial condition reflected in such financial statements. Guarantor warrants that Guarantor has good and absolute title to the assets disclosed on Guarantor's balance sheet disclosed to Lender, subject only to liens, security interests and other encumbrances securing liabilities listed thereon; and

          (b) Reporting Requirements. Guarantor covenants to furnish to Lender, copies of Guarantor's tax returns and additional financial statements in form and substance acceptable to Lender both upon demand and annually without demand, on or before April 30 of each year. Lender may require that any such financial statements be audited, at Guarantor's expense, by a certified public accountant acceptable to Lender. Lender may require that any accountant who reviews, compiles or certifies such financial statements expressly acknowledge Lender's reliance thereon.

     10. Bankruptcy of Borrower. If proceedings are instituted by Borrower under any State insolvency law or under any Federal bankruptcy law, or if such proceedings are instituted against Borrower and are not dismissed within thirty
(30) days, Lender may, at its option, without notice and notwithstanding any limitation on Lender's ability to use such proceedings as the basis of a default against Borrower, declare all the Obligations presently due and payable by Guarantor.

     11. No Marshalling of Assets. Lender may proceed against any collateral securing the Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     12. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     13. Amendment of Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance, or renew the Obligations (with or without the execution of new promissory notes) and grant any consent or indulgence with respect thereto.

     14. Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be otherwise required on Lender's part in connection with the Obligations.

     15. Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of Borrower to Guarantor shall be subordinate to the Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower (except for reasonable salary and reimbursement of necessary and reasonable business expenses, unless Lender notifies Guarantor to the contrary) or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full. Guarantor hereby grants Lender a security interest in all obligations now or hereafter owed Guarantor by Borrower and in all instruments, chattel paper and other property now or hereafter evidencing obligations of Borrower to Guarantor, together with all collateral therefor. Guarantor shall advise Lender of the status of such obligations and shall provide a payment history therefor upon request. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto, or Lender may require Guarantor to execute a separate financing statement with respect thereto, or Lender may require Guarantor to take any other action necessary to perfect Lender's security interest therein, at Guarantor's expense. Without limiting the foregoing, all such property owned by Guarantor in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor. Guarantor agrees that, in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender for application to the Obligations.

     16. Waiver of Rights Against Borrower. Guarantor hereby waives any right of subrogation to the rights of Lender against Guarantor and agrees to exercise no right of indemnity, contribution or other right of reimbursement from any party whatsoever until and unless the Obligations have been satisfied in full.

     17. Application of Funds. Lender may apply amounts received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Obligations.

     18. Statute of Limitations. Guarantor acknowledges and agrees that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.

     19. Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Canceled in Full As To All Obligations", however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for: (i) any amount of principal, interest, or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Obligations; and (iii) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preferences or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Obligations.

     20. Recovery of Avoided Payments. If any amount applied by Lender to the Obligations is subsequently challenged by k bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under State law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Obligations. If the contested amount is nevertheless successfully avoided, the avoided amount will become part of the Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Obligations hereunder Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

     21. Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

     22. Changes in Financial Condition. Guarantor covenants to give Lender prompt written notice of the creation or discovery of any additional contingent liability or the occurrence of any other material adverse change in the financial condition of Guarantor.

     23. No Unpaid Taxes. Guarantor warrants that Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor shall be timely paid and that all tax returns required of Guarantor shall be timely filed.

     24. Compliance with Law. Guarantor warrants that Guarantor's business activities are conducted in accordance with all applicable laws and regulations, and Guarantor covenants that such activities shall continue to be so conducted.

     25. Assistance in Litigation. Guarantor covenants to, upon request, cooperatively participate in any proceeding in which Guarantor is not an adverse party to Lender and which concerns Lender's rights regarding the Obligations or any collateral securing its payment.

     26. Security Interest; Setoff. In order to further secure the payment of the Obligations, Guarantor hereby grants to Lender a security interest and right of setoff against all of Guarantor's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Guarantor acknowledges that Guarantor voluntarily subjects the property to Lender's rights hereunder.

     27. Recitals. Grantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

     28. No Burdensome Agreement. Guarantor warrants that Guarantor is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Guarantor's ability to perform under the terms of this Guaranty. Guarantor further warrants that the execution and performance of this Guaranty will not cause a default, acceleration or other event of default under any other contract or agreement to which Guarantor or any property of Guarantor is subject, and will not .result in ~he imposition of any charge, penalty, lien or other encumbrance against any of Guarantor's property, except in favor of Lender.

          29. Legal and Binding Agreement. Guarantor warrants that the execution, delivery and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid, binding and enforceable in every respect according to its terms.

     30. No Consent Required. Guarantor warrants that Guarantor's execution, delivery and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

     31. Consent to Jurisdiction and Venue. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee State Courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with Courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

     32. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Guarantor for any purpose. This Guaranty has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Guaranty or under any document referred to herein.

     33. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows:

                  As to Guarantor:         Julia Whitesell
                                           9129 Admirals Bay Drive
                                           Indianapolis, Indiana 46236

                  As to Lender:            Regions Bank
                                           315 Deaderick Street
                                           Nashville, Tennessee 37210
                                           ATTENTION:  Michael F. Sparta

                  With a copy to:          Hix Gray & Dennen, PLLC
                                           315 Deaderick Street
                                           Suite 1620 AmSouth Center
                                           Nashville, Tennessee 37238
                                           ATTENTION:  David B. Gray

Communications shall only be effective when set forth in writing and mailed or delivered to the receiving party's address stated above. Lender or Guarantor may change its address for receipt of notices by submitting the change in writing to the other party.

     34. Indulgence Not Waiver. Lender's indulgence in any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty, or otherwise demand strict compliance with this Guaranty.

     35. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

     36. Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     37. Assignment. This Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

     38. Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     39. Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Obligations shall be determined according to the laws of Tennessee applicable to contracts, in which State this Guaranty has been executed and delivered.

     40. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

     41. Captions Not Controlling. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

     42. Notice to Lender Upon Perceived Breach. GUARANTOR AGREES TO GIVE LENDER WRITTEN NOTICE OF ANY ACTION OR INACTION BY LENDER IN CONNECTION WITH THE OBLIGATIONS THAT GUARANTOR BELIEVES MAY BE ACTIONABLE AGAINST LENDER OR A DEJ~ENSE TO PAYMENT FOR ANY REASON, INCLUDING, BUT NOT LIMITED TO, COMMISSION OF A TORT OR VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY IMPLIED BY LAW. GUARANTOR AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) DAYS AFTER GUARANTOR LEARNS OF ANY SUCH ACTION OR INACTION), GUARANTOR SHALL NOT ASSERT AGAINST LENDER, AND GUARANTOR SHALL BE DEEMED TO HAVE WAIVED, ANY CLAIM OR DEFENSE ARISING THEREEROM.

     43. No Oral Representations Limiting Enforcement. Guarantor acknowledges Lender's intention to enforce this Guaranty to the fullest extent possible and Guarantor acknowledges that Lender had made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

EXECUTED the date first written above.


THE UNDERSIGNED ACKNOWLEDGES A THOROUGH UNDERSTANDING OF THE TERMS OF THIS GUARANTY AND AGREES TO BE BOUND THEREBY.


                                -----------------------------------------
                                 JULIA WHITESELL

STATE OF_______________
COUNTY OF _____________

     Personally appeared before me, a Notary Public, Julia Whitesell, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that she executed the within instrument for the purposes therein contained.

          WITNESS my hand and seal, this ______ day of _______________________,
2000.


                                         -----------------------------------
                                                Notary Public
My Commission Expires:__________________

                               NOTICE TO GUARANTOR

     You are being asked to guarantee all existing and future debts of the Borrower entered into with this bank. Think carefully before you do. If the Borrower does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

     You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collection costs which increase this amount.

     The bank can collect the Obligations from you without first trying to collect from the Borrower. The Bank can use the same collection methods against you that can be used against the Borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become part of your credit record.

     This notice is not the contract that makes you liable for the debt.

     I have read the above notice, understand its contents, and acknowledge receipt of a copy of this notice this 30th day of May, 2000.


                                   -----------------------------
                                   JULIA WHITESELL

          UNCONDITIONAL AND CONTINUING GUARANTY


     THIS UNCONDITIONAL AND CONTINUING GUARANTY ("Guaranty") is executed as of the 1St day of June, 2000, by Terry G. Whitesell ("Guarantor"), an individual, in favor of Regions Bank ("Lender'), a banking corporation.

                                   WITNESSETH:

     WHEREAS, Lender has agreed to extend credit to Pyramid Coach Inc., a Tennessee corporation and DW Leasing Company, LLC, a Mississippi limited liability company (collectively the "Borrower"), on certain terms and conditions; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Guarantor must unconditionally guarantee all present and future obligations of Borrower to Lender;

     NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

     1. Definition of Obligations. As used herein, the "Obligations" shall mean all present and future debts and other obligations of Borrower or any successor thereof to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether direct or indirect, absolute or contingent; whether arising from an original obligation of Borrower; whether such debts or obligations are from time to time increased, reduced, or entirely extinguished or reincurred; whether or not the advances or events creating such debts or other obligations are presently foreseen or are incurred with or without notice to Guarantor; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured.

     2. Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Obligations.

     3. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent for the purpose of State or Federal fraudulent transfer laws or other avoidance laws.

     4. Prospective Cancellation of Guaranty. Guarantor's guarantee of the Obligations is irrevocable, except that Guarantor may at any time by written notice to Lender prospectively terminate Guarantor's liability for any advances made by Lender subsequent to Lender's receipt of the termination notice, except for any advance that Lender had previously committed to make. After the delivery of such notice to Lender, Guarantor shall remain fully liable for all principal, interest and expenses outstanding as of the time of Lender's receipt of the cancellation hereof; for all interest subsequently accruing thereon and for all expenses subsequently incurred by Lender with respect thereto; and for all subsequent principal advances that Lender may have previously committed to make regardless of whether Lender waived any default or condition precedent in actually making the advance(s), together with all interest thereon and expenses related thereto.

     5. Guaranty Unconditional. Guarantor's guarantee of the Obligations is absolute and unconditional. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of Borrower; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Obligations or to provide collateral therefore; Lender's compromise or settlement with or without release of Borrower or any other party liable for the Obligations; Lender's release of any collateral for the Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, if believed to be about to leave the State or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Obligations against Borrower, due to bankruptcy discharge, counterclaim or for any other reason; Lender's acceleration of the Obligations at any time; the extension, modification or renewal of the Obligations; Lender's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership, commerce or marriage; Borrower's change of name or use of any name other than the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. Each advance of credit by Lender to Borrower following the execution hereof shall be deemed made in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

     6. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Obligations. Each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.

     7. Death of Guarantor. In the event of the death of Guarantor, the obligation of Guarantor shall continue in full force and effect against Guarantor's estate, and the executor or administrator of such estate shall be obligated and authorized to pay such debt and otherwise honor this Guaranty, and, if acceptable to Lender, to execute renewal Guaranties or endorsements or notes or other evidences of indebtedness, from time to time, with respect to any unpaid obligations hereunder.

     8. Disclosure of Litigation. Guarantor warrants that Guarantor is not presently a party to any pending litigation, arbitration or administrative proceeding or the subject of any investigation; that there is not litigation, arbitration or administrative proceeding or investigation threatened in which Guarantor will be a party; that Guarantor is not subject to any outstanding court or administrative order; and that, to the best of Guarantor's knowledge, information and belief, no facts exist which give rise to claims by third parties against Guarantor which have not yet been asserted. Guarantor covenants to give Lender prompt written notice of any litigation, arbitration, administrative proceeding or investigation that may hereafter be instituted or threatened in which Guarantor would be a party, whether or not Guarantor's liability under such proceeding would be covered by insurance.

     9. Financial Statements.

          (a) Warranties. Guarantor warrants that Guarantor's financial statements delivered to Lender in connection with the Obligations have been prepared in accordance with generally accepted accounting principles, consistently applied, and are true, accurate and complete in every respect. Without limiting the foregoing, Guarantor warrants that such financial statements disclose all known contingent liabilities as well as direct liabilities. Guarantor acknowledges that Lender has relied upon such financial statements, and Guarantor warrants that no material adverse change has occurred in the financial condition reflected in such financial statements. Guarantor warrants that Guarantor has good and absolute title to the assets disclosed on Guarantor's balance sheet disclosed to Lender, subject only to liens, security interests and other encumbrances securing liabilities listed thereon; and

          (b) Reporting Requirements. Guarantor covenants to furnish to Lender, copies of Guarantor's tax returns and additional financial statements in form and substance acceptable to Lender both upon demand and annually without demand, on or before April 30 of each year. Lender may require that any such financial statements be audited, at Guarantor's expense, by a certified public accountant acceptable to Lender. Lender may require that any accountant who reviews, compiles or certifies such financial statements expressly acknowledge Lender's reliance thereon.

     10. Bankruptcy of Borrower. If proceedings are instituted by Borrower under any State insolvency law or under any Federal bankruptcy law, or if such proceedings are instituted against Borrower and are not dismissed within thirty
(30) days, Lender may, at its option, without notice and notwithstanding any limitation on Lender's ability to use such proceedings as the basis of a default against Borrower, declare all the Obligations presently due and payable by Guarantor.

     11. No Marshalling of Assets. Lender may proceed against any collateral securing the Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     12. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     13. Amendment of Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance, or renew the Obligations (with or without the execution of new promissory notes) and grant any consent or indulgence with respect thereto.

     14. Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be otherwise required on Lender's part in connection with the Obligations.

     15. Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of Borrower to Guarantor shall be subordinate to the Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower (except for reasonable salary and reimbursement of necessary and reasonable business expenses, unless Lender notifies Guarantor to the contrary) or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full. Guarantor hereby grants Lender a security interest in all obligations now or hereafter owed Guarantor by Borrower and in all instruments, chattel paper and .other property now or hereafter evidencing obligations of Borrower to Guarantor, together with all collateral therefor. Guarantor shall advise Lender of the status of such obligations and shall provide a payment history therefor upon request. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto, or Lender may require Guarantor to execute a separate financing statement with respect thereto, or Lender may require Guarantor to take any other action necessary to perfect Lender's security interest therein, at Guarantor's expense. Without limiting the foregoing, all such property owned by Guarantor in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor. Guarantor agrees that, in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender for application to the Obligations.

     16. Waiver of Rights Against Borrower. Guarantor hereby waives any right of subrogation to the rights of Lender against Guarantor and agrees to exercise no right of indemnity, contribution or other right of reimbursement from any party whatsoever until and unless the Obligations have been satisfied in full.

     17. Application of Funds. Lender may apply amounts received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Obligations.

     18. Statute of Limitations. Guarantor acknowledges and agrees that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation, shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.

     19. Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Canceled in Full As To All Obligations", however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for: (i) any amount of principal, interest, or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Obligations; and (iii) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preferences or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Obligations.

     20. Recovery of Avoided Payments. If any amount applied by Lender to the Obligations is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under State law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Obligations. If the contested amount is nevertheless successfully avoided, the avoided amount will become part of the Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Obligations hereunder. Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

     21. Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

     22. Changes in Financial Condition. Guarantor covenants to give Lender prompt written notice of the creation or discovery of any additional contingent liability or the occurrence of any other material adverse change in the financial condition of Guarantor.

     23. No Unpaid Taxes. Guarantor warrants that Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor shall be timely paid and that all tax returns required of Guarantor shall be timely filed.

     24. Compliance with Law. Guarantor warrants that Guarantor's business activities are conducted in accordance with all applicable laws and regulations, and Guarantor covenants that such activities shall continue to be so conducted.

     25. Assistance in Litigation. Guarantor covenants to, upon request, cooperatively participate in any proceeding in which Guarantor is not an adverse party to Lender and which concerns Lender's rights regarding the Obligations or any collateral securing its payment.

     26. Security Interest; Setoff. In order to further secure the payment of the Obligations, Guarantor hereby grants to Lender a security interest and right of setoff against all of Guarantor's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Guarantor acknowledges that Guarantor voluntarily subjects the property to Lender's rights hereunder.

     27. Recitals. Grantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

     28. No Burdensome Agreement. Guarantor warrants that Guarantor is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Guarantor's ability to perform under the terms of this Guaranty. Guarantor further warrants that the execution and performance of this Guaranty will not cause a default, acceleration or other event of default under any other contract or agreement to which Guarantor or any property of Guarantor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Guarantor's property, except in favor of Lender.

     29. Legal and Binding Agreement. Guarantor warrants that the execution, delivery and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid, binding and enforceable in every respect according to its terms.

     30. No Consent Required. Guarantor warrants that Guarantor's execution, delivery and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

     31. Consent to Jurisdiction and Venue. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee State Courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with Courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

     32. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Guarantor for any purpose. This Guaranty has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Guaranty or under any document referred to herein.

          33. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows:

                  As to Guarantor:          Terry G. Whitesell
                                            9129 Admirals Bay Drive
                                            Indianapolis, Indiana 46236

                  As to Lender:             Regions Bank
                                            315 Deaderick Street
                                            Nashville, Tennessee 37210
                                            ATTENTION:  Michael F. Sparta

                  With a copy to:           Hix Gray & Dennen, PLLC
                                            315 Deaderick Street
                                            Suite 1620 AmSouth Center
                                            Nashville, Tennessee 37238
                                            ATTENTION:  David B. Gray

Communications shall only be effective when set forth in writing and mailed or delivered to the receiving party's address stated above. Lender or Guarantor may change its address for receipt of notices by submitting the change in writing to the other party.

     34. Indulgence Not Waiver. Lender's indulgence in any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty, or otherwise demand strict compliance with this Guaranty.

     35. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

     36. Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     37. Assignment. This Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

     38. Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     39. Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Obligations shall be determined according to the laws of Tennessee applicable to contracts, in which State this Guaranty has been executed and delivered.

     40. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

     41. Captions Not Controlling Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

     42. Notice to Lender Upon Perceived Breach. GUARANTOR AGREES TO GIVE LENDER WRITTEN NOTICE OF ANY ACTION OR INACTION BY LENDER IN CONNECTION WITH TILE OBLIGATIONS THAT GUARANTOR BELIEVES MAY BE ACTIONABLE AGAINST LENDER OR A DEFENSE TO PAYMENT FOR ANY REASON, INCLUDING, 13UT NOT LIMITED TO, COMMISSION OF A TORT OR VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY IMPLIED BY LAW. GUARANTOR AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) DAYS AFTER GUARANTOR LEARNS OF ANY SUCH ACTION OR INACTION), GUARANTOR SHALL NOT ASSERT AGAINST LENDER, AND GUARANTOR SHALL BE DEEMED TO HAVE WAIVED, ANY CLAIM OR DEFENSE ARISING THEREFROM.

     43. No Oral Representations Limiting Enforcement. Guarantor acknowledges Lender's intention to enforce this Guaranty to the fullest extent possible and Guarantor acknowledges that Lender had made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

EXECUTED the date first written above.


THE UNDERSIGNED ACKNOWLEDGES A THOROUGH UNDERSTANDING OF TILE TERMS OF THIS GUARANTY AND AGREES TO BE BOUND THEREBY.


                                ------------------------------------------
                                TERRY G. WHITESELL


-------------------------------
WITNESS

                               NOTICE TO GUARANTOR

     You are being asked to guarantee all existing and future debts of the Borrower entered into with this bank. Think carefully before you do. If the Borrower does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

     You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collection costs which increase this amount.

     The bank can collect the Obligations from you without first trying to collect from the Borrower. The Bank can use the same collection methods against you that can be used against the Borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become part of your credit record.

     This notice is not the contract that makes you liable for the debt.

     I have read the above notice, understand its contents, and acknowledge receipt of a copy of this notice this 30th day of May, 2000. 1


                                   --------------------------
                                   TERRY G. WHITESELL

                      UNCONDITIONAL AND CONTINUING GUARANTY


     THIS UNCONDITIONAL AND CONTINUING GUARANTY ("Guaranty") is executed as of the 1St day of June, 2000, by Timothy S. Durham ("Guarantor"), an individual, in favor of Regions Bank ("Lender'), a banking corporation.

                                   WITNESSETH:

     WHEREAS, Lender has agreed to extend credit to Pyramid Coach Inc., a Tennessee corporation and DW Leasing Company, LLC, a Mississippi limited liability company (collectively the "Borrower"), on certain terms and conditions; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Guarantor must unconditionally guarantee all present and future obligations of Borrower to Lender;

     NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

     1. Definition of Obligations. As used herein, the "Obligations" shall mean all present and future debts and other obligations of Borrower or any successor thereof to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether direct or indirect, absolute or contingent; whether arising from an original obligation of Borrower; whether such debts or obligations are from time to time increased, reduced, or entirely extinguished or reincurred; whether or not the advances or events creating such debts or other obligations are presently foreseen or are incurred with or without notice to Guarantor; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured.

     2. Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Obligations.

     3. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent for the purpose of State or Federal fraudulent transfer laws or other avoidance laws.

     4. Prospective Cancellation of Guaranty. Guarantor's guarantee of the Obligations is irrevocable, except that Guarantor may at any time by written notice to Lender prospectively terminate Guarantor's liability for any advances made by Lender subsequent to Lender's receipt of the termination notice, except for any advance that Lender had previously committed to make. After the delivery of such notice to Lender, Guarantor shall remain fully liable for all principal, interest and expenses outstanding as of the time of Lender's receipt of the cancellation hereof; for all interest subsequently accruing thereon and for all expenses subsequently incurred by Lender with respect thereto; and for all subsequent principal advances that Lender may have previously committed to make regardless of whether Lender waived any default or condition precedent in actually making the advance(s), together with all interest thereon and expenses related thereto.

     5. Guaranty Unconditional. Guarantor's guarantee of the Obligations is absolute and unconditional. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of Borrower; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Obligations or to provide collateral therefore; Lender's compromise or settlement with or without release of Borrower or any other party liable for the Obligations; Lender's release of any collateral for the Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, if believed to be about to leave the State or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Obligations against Borrower, due to bankruptcy discharge, counterclaim or for any other reason; Lender's acceleration of the Obligations at any time; the extension, modification or renewal of the Obligations; Lender's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership, commerce or marriage; Borrower's change of name or use of any name other than the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. Each advance of credit by Lender to Borrower following the execution hereof shall be deemed made in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

     6. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Obligations. Each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.

     7. Death of Guarantor. In the event of the death of Guarantor, the obligation of Guarantor shall continue in full force and effect against Guarantor's estate, and the executor or administrator of such estate shall be obligated and authorized to pay such debt and otherwise honor this Guaranty, and, if acceptable to Lender, to execute renewal Guaranties or endorsements or notes or other evidences of indebtedness, from time to time, with respect to any unpaid obligations hereunder.

     8. Disclosure of Litigation. Guarantor warrants that Guarantor is not presently a party to any pending litigation, arbitration or administrative proceeding or the subject of any investigation; that there is not litigation, arbitration or administrative proceeding or investigation threatened in which Guarantor will be a party; that Guarantor is not subject to any outstanding court or administrative order; and that, to the best of Guarantor's knowledge, information and belief, no facts exist which give rise to claims by third parties against Guarantor which have not yet been asserted. Guarantor covenants to give Lender prompt written notice of any litigation, arbitration, administrative proceeding or investigation that may hereafter be instituted or threatened in which Guarantor would be a party, whether or not Guarantor's liability under such proceeding would be covered by insurance.

     9. Financial Statements.

          (a) Warranties. Guarantor warrants that Guarantor's financial statements delivered to Lender in connection with the Obligations have been prepared in accordance with generally accepted accounting principles, consistently applied, and are true, accurate and complete in every respect. Without limiting the foregoing, Guarantor warrants that such financial statements disclose all known contingent liabilities as well as direct liabilities. Guarantor acknowledges that Lender has relied upon such financial statements, and Guarantor warrants that no material adverse change has occurred in the financial condition reflected in such financial statements. Guarantor warrants that Guarantor has good and absolute title to the assets disclosed on Guarantor's balance sheet disclosed to Lender, subject only to liens, security interests and other encumbrances securing liabilities listed thereon; and

          (b) Reporting Requirements. Guarantor covenants to furnish to Lender, copies of Guarantor's tax returns and additional financial statements in form and substance acceptable to Lender both upon demand and annually without demand, on or before April 30 of each year. Lender may require that any such financial statements be audited, at Guarantor's expense, by a certified public accountant acceptable to Lender. Lender may require that any accountant who reviews, compiles or certifies such financial statements expressly acknowledge Lender's reliance thereon.

     10. Bankruptcy of Borrower. If proceedings are instituted by Borrower under any State insolvency law or under any Federal bankruptcy law, or if such proceedings are instituted against Borrower and are not dismissed within thirty
(30) days, Lender may, at its option, without notice and notwithstanding any limitation on Lender's ability to use such proceedings as the basis of a default against Borrower, declare all the Obligations presently due and payable by Guarantor.

     11. No Marshalling of Assets. Lender may proceed against any collateral securing the Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     12. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     13. Amendment of Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance, or renew the Obligations (with or without the execution of new promissory notes) and grant any consent or indulgence with respect thereto.

     14. Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be otherwise required on Lender's part in connection with the Obligations.

          15. Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of
     Borrower to Guarantor shall be subordinate to the Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower (except for reasonable salary and reimbursement of necessary and reasonable business expenses, unless Lender notifies Guarantor to the contrary) or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full. Guarantor hereby grants Lender a security interest in all obligations now or hereafter owed Guarantor by Borrower and in all instruments, chattel paper and other property now or hereafter evidencing obligations of Borrower to Guarantor, together with all collateral therefor. Guarantor shall advise Lender of the status of such obligations and shall provide a payment history therefor upon request. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto, or Lender may require Guarantor to execute a separate financing statement with respect thereto, or Lender may require Guarantor to take any other action necessary to perfect Lender's security interest therein, at Guarantor's expense. Without limiting the foregoing, all such property owned by Guarantor in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor. Guarantor agrees that, in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender for application to the Obligations.

     16. Waiver of Rights Against Borrower. Guarantor hereby waives any right of subrogation to the rights of Lender against Guarantor and agrees to exercise no right of indemnity, contribution or other right of reimbursement from any party whatsoever until and unless the Obligations have been satisfied in full.

     17. Application of Funds. Lender may apply amounts received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Obligations.

     18. Statute of Limitations. Guarantor acknowledges and agrees that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.

     19. Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Canceled in Full As To All Obligations", however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for: (i) any amount of principal, interest, or expenses that was mistakenly omitted b9 Lender in calculating the final payment due under the Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Obligations; and (iii) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preferences or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Obligations.

     20. Recovery of Avoided Payments. If any amount applied by Lender to the Obligations is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under State law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Obligations. If the contested amount is nevertheless successfully avoided, the avoided amount will become part of the Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Obligations hereunder. Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

     21. Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

     22. Changes in Financial Condition. Guarantor covenants to give Lender prompt written notice of the creation or discovery of any additional contingent liability or the occurrence of any other material adverse change in the financial condition of Guarantor.

     23. No Unpaid Taxes. Guarantor warrants that Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor shall be timely paid and that all tax returns required of Guarantor shall be timely filed.

     24. Compliance with Law. Guarantor warrants that Guarantor's business activities are conducted in accordance with all applicable laws and regulations, and Guarantor covenants that such activities shall continue to be so conducted.


     25. Assistance in Litigation. Guarantor covenants to, upon request, cooperatively participate in any proceeding in which Guarantor is not an adverse party to Lender and which concerns Lender's rights regarding the Obligations or any collateral securing its payment.

     26. Security Interest; Setoff. In order to further secure the payment of the Obligations, Guarantor hereby grants to Lender a security interest and right of setoff against all of Guarantor's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Guarantor acknowledges that Guarantor voluntarily subjects the property to Lender's rights hereunder.

     27. Recitals. Grantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

     28. No Burdensome Agreement. Guarantor warrants that Guarantor is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Guarantor's ability to perform under the terms of this Guaranty. Guarantor further warrants that the execution and performance of this Guaranty will not cause a default, acceleration or other event of default under any other contract or agreement to which Guarantor or any property of Guarantor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Guarantor's property, except in favor of Lender.

     29. Legal and Binding Agreement. Guarantor warrants that the execution, delivery and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid, binding and enforceable in every respect according to its terms.

     30. No Consent Required. Guarantor warrants that Guarantor's execution, delivery and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

     31. Consent to Jurisdiction and Venue. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee State Courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with Courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

     32. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Guarantor for any purpose. This Guaranty has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender `has or will exercise its rights under this Guaranty or under any document referred to herein.

     33. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows: As to Guarantor: Timothy S. Durham 9064 Diamond Pointe Drive Indianapolis, Indiana 46236

                  As to Lender:             Regions Bank
                                            315 Deaderick Street
                                            Nashville, Tennessee 37210
                                            ATTENTION:  Michael F. Sparta

                  With a copy to:           Hix Gray & Dennen, PLLC
                                            315 Deaderick Street
                                            Suite 1620 AmSouth Center
                                            Nashville, Tennessee 37238
                                            ATTENTION:  David B. Gray

Communications shall only be effective when set forth in writing and mailed or delivered to the receiving party's address stated above. Lender or Guarantor may change its address for receipt of notices by submitting the change in writing to the other party.

     34. Indulgence Not Waiver. Lender's indulgence in any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty, or otherwise demand strict compliance with this Guaranty.

     35. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

     36. Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     37. Assignment. This Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

     38. Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     39. Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Obligations shall be determined according to the laws of Tennessee applicable to contracts, in which State this Guaranty has been executed and delivered.

     40. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

     41. Captions Not Controlling Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

     42. Notice to Lender Upon Perceived Breach. GUARANTOR AGREES TO GIVE LENDER WRITTEN NOTICE OF ANY ACTION OR INACTION BY LENDER IN CONNECTION WITH THE OBLIGATIONS THAT GUARANTOR BELIEVES MAY BE ACTIONABLE AGAINST LENDER OR A DEFENSE TO PAYMENT FOR ANY REASON, INCLUDING, BUT NOT LIMITED TO, COMMISSION OF A TORT OR VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY IMPLIED BY LAW. GUARANTOR AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) DAYS AFTER GUARANTOR LEARNS OF ANY SUCH ACTION OR INACTION), GUARANTOR SHALL NOT ASSERT AGAINST LENDER, AND GUARANTOR SHALL BE DEEMED TO HAVE WAIVED, ANY CLAIM OR DEFENSE ARISING THEREFROM.

     43. No Oral Representations Limiting Enforcement. Guarantor acknowledges Lender's intention to enforce this Guaranty to the fullest extent possible and Guarantor acknowledges that Lender had made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

EXECUTED the date first written above.


THE UNDERSIGNED ACKNOWLEDGES A THOROUGH UNDERSTANDING OF THE TERMS OF THIS GUARANTY AND AGREES TO BE BOUND THEREBY.

                                   -----------------------------------------
                                   TIMOTHY S. DURHAM

-----------------------------
WITNESS

                                   NOTICE TO GUARANTOR

     You are being asked to guarantee all existing and future debts of the Borrower entered into with this bank. Think carefully before you do. If the Borrower does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

     You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collection costs which increase this amount.

     The bank can collect the Obligations from you without first trying to collect from the Borrower. The Bank can use the same collection methods against you that can be used against the Borrower, such as ] suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become part of your credit record.

     This notice is not the contract that makes you liable for the debt.

     I have read the above notice, understand its contents, and acknowledge receipt of a copy of this notice this 30th day of May, 2000.



                             -------------------------
                             TIMOTHY S. DURHAM